  As filed with the Securities and Exchange Commission on April 7, 2000
                                                     Registration No. 333-95623
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 PRE-EFFECTIVE

                             AMENDMENT NO. 4
                                      TO
                                   Form S-1

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
                                   DDi CORP.
                               DDi MERGER CO.(1)
          (Exact name of registrants as specified in their charters)

        California                   3672                   95-3253877
         Delaware             (Primary Standard             06-1576013
     (State or other              Industrial             (I.R.S. Employer
       jurisdiction          Classification Code       Identification No.)
   of incorporation or             Number)
      organization)

                 1220 Simon Circle, Anaheim, California 92806
                                (714) 688-7200
  (Address, including zip code, and telephone number, including area code, of registrants' principal executive office)
                                --------------
           Charles D. Dimick                      Bruce D. McMaster
               Chairman                 President and Chief Executive Officer
               DDi Corp.                              DDi Corp.
           1220 Simon Circle                      1220 Simon Circle
       Anaheim, California 92806              Anaheim, California 92806
            (714) 688-7200                         (714) 688-7200
(Name, address, including zip code, and telephone number, including area code, of agents for service)
                                --------------
   Copies of all communications, including communications sent to agents for service, should be sent to:
         Alfred O. Rose, Esq.                   Stacy J. Kanter, Esq.
             Ropes & Gray               Skadden, Arps, Slate, Meagher & Flom
        One International Place                          LLP
   Boston, Massachusetts 02110-2624               Four Times Square
            (617) 951-7000                  New York, New York 10036-6572
                                                   (212) 735-3000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
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
                                           Proposed Maximum   Proposed Maximum
  Title of Each Class of     Amount to be Offering Price Per Aggregate Offering    Amount of
Securities to be Registered   Registered       Share(2)           Price(2)      Registration Fee
------------------------------------------------------------------------------------------------
Common Stock, par value
 $.01 per share........                          $              $287,140,625       $75,805(3)
------------------------------------------------------------------------------------------------

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(1)  DDi Corp., a California corporation, will reincorporate in Delaware concurrently with the closing of this offering by way of merger with and into its subsidiary, DDi Merger Co., a Delaware corporation, which expressly adopts this Registration Statement for all purposes under the Securities Act.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.
(3)  $75,805 was paid as of March 22, 2000.
The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13. Other Expenses of Issuance and Distribution.

   The following table sets forth the various expenses in connection with the sale and distribution of the securities being registered, other than the underwriting discounts and commissions. All amounts shown are estimates, except the Securities and Exchange Commission registration fee and the National Association of Securities Dealers, Inc. filing fee.

   Securities and Exchange Commission Registration fee.............. $   75,805
   National Association of Securities Dealers, Inc. filing fee......     29,214
   Nasdaq National Market listing fee...............................     90,000
   Printing and engraving expenses..................................    500,000
   Legal fees and expenses..........................................  1,250,000
   Accounting fees and expenses.....................................  1,000,000
   Blue sky fees and expenses.......................................      5,000
   Transfer agent and Registrar fees................................      3,500
   Miscellaneous....................................................  3,883,481
                                                                     ----------
     Total.......................................................... $6,837,000
                                                                     ==========

Item 14. Indemnification of Directors and Officers.

   The Registrant's Delaware Certificate of Incorporation provides that the Registrant's directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. The Delaware By-Laws provide that the Registrant shall indemnify its directors to the full extent permitted by the laws of the State of Delaware.

   Prior to the consummation of this offering, the Company will enter into indemnification agreements with each of its directors and executive officers that provide for indemnification and expense advancement to the fullest extent permitted under the Delaware General Corporation Law.

Item 15. Recent Sales of Unregistered Securities.

   During the last three years, DDi Corp. has issued the following securities without registration under the Securities Act of 1933, as amended (the "Securities Act"):

     (1) Between October 4 and December 31, 1997, DDi Corp. completed the recapitalization and the NTI acquisition. In connection with these transactions, DDi Corp. issued an aggregate of 1,996,143.5408 shares of Class A common stock and an aggregate of 233,503.6897 shares of Class L common stock to affiliates of Bain Capital, Inc., affiliates of Celerity Partners, L.L.C., affiliates of The Chase Manhattan Corporation, pre-recapitalization shareholders, pre-acquisition NTI shareholders, NTI employees and other investors for pre-recapitalization retained shares and an aggregate of approximately $62.4 million.

     (2) DDi Corp. completed the DCI merger on July 23, 1998. In connection with the DCI merger, DDi Corp. issued an aggregate of 1,276,279.1690 shares of Class A common stock and an aggregate of 162,064.5076 shares of Class L common stock to pre-acquisition DCI shareholders in exchange for pre-acquisition shares and vested options for pre-acquisition shares of DCI.

     (3) Between September 30, 1998 and December 31, 1999, DDi Corp. sold an aggregate of 157,804.8675 shares of Class A common stock and an aggregate of 672.0093 shares of Class L common stock to employees and other persons with business relationships to DDi, and to holders of Class A common stock options for an aggregate of approximately $1.0 million.

     (4) Pursuant to employee equity incentive and stock option plans, between October 1997 and December 31, 1999 DDi Corp. issued an aggregate of 352,306.8508 options to purchase Class A common stock and an aggregate of 46,299.5379 options to purchase Class L common stock.

     (5) Affiliates of The Chase Manhattan Corporation were granted Class A and Class L common stock warrants in connection with temporary financing associated with the October 1997 recapitalization.

   All such shares were exempt from registration under the Securities Act of 1933, as amended, pursuant to (S)4(2) thereof. In addition, on or after the completion of the sale and distribution of the securities being registered, DDi Corp. expects to issue shares of its common stock to MCM Electronics investors in exchange for all of the outstanding ordinary shares of MCM Electronics. The number of shares issued will depend on the closing date and initial public offering price per share of the securities being registered, and the amount of MCM Electronics debt on that date. See "Prospectus Summary--Recent Developments," "Dilution" and note (g) to "Unaudited Pro Forma Consolidated Balance Sheet." The issuance of shares to MCM Electronics investors will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation S thereof.

Item 16. Exhibits and Financial Statement Schedules.

   (a) Exhibits:

   Some of the following exhibits have been previously filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act or the Securities Exchange Act. Such exhibits are identified by the parenthetical references following the listing of each such exhibit and are incorporated herein by reference.

    1.1# Form of Underwriting Agreement.
    3.1# Form of DDi Corp. Delaware Certificate of Incorporation.
    3.2# Form of DDi Corp. Delaware By-laws.
    4.1# Form of Stockholders Agreement dated as of March 31, 2000.
    4.2# Form of certificate representing shares of Common Stock.
    5.1# Opinion of Ropes & Gray.
   10.1  Amended and Restated Recapitalization Agreement dated as of October 4,
         1997. (Previously filed as Exhibit 10.2 to Registration Statement No.
         333-41187, as amended).
   10.2 Stock Contribution and Merger Agreement dated July 23, 1998 by and among Details Holding Corp. and Dynamic Circuits Inc. and the
         Stockholders of Dynamic Circuits Inc. (Previously filed as Exhibit 2.1 to Form 8-K dated July 23, 1998).
 10.2.1# Form of Amendment dated as of March 31, 2000, to the Stock
         Contribution and Merger Agreement dated July 23, 1998 by and among
         Details Holdings Corp. and Dynamic Circuits Inc. and the Stockholders of Dynamic Circuits Inc.
 10.3.1# Credit Agreement dated as of July 23, 1998, as Amended and Restated as of August 28, 1998.
 10.3.2# First Amendment dated as of March 10, 1999, to the Credit Agreement dated as of July 23, 1998, as Amended and Restated as of August 28, 1998.
 10.3.3 Second Amendment dated as of March 22, 2000 to the Credit Agreement dated as of July 23, 1998, as Amended and Restated as of August 28, 1998.
   10.4 Details Holdings Corp.--Dynamic Circuits 1996 Stock Option Plan dated as of July 23, 1998. (Previously filed as Exhibit 10.6 to the Annual
         Report on Form 10-K for the fiscal year ended December 31, 1998 File
         No.333-41187 and 333-41211).
   10.5 Details Holdings Corp.--Dynamic Circuits 1997 Stock Options Plan dated as of July 23, 1998. (Previously filed as Exhibit 10.7 to the Annual
         Report on Form 10-K for the fiscal year ended December 31, 1998 File
         No.333-41187 and 333-41211).
   10.6  Details Holdings Corp. Bonus Plan dated as of July 23, 1998.
         (Previously filed as Exhibit 10.8 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No.333-41187 and 333-41211).

  10.7  Management Agreement dated October 28, 1997. (Previously filed as
        Exhibit 10.6 to Registration Statement No. 333-41187, as amended).
  10.8# Form of 2000 DDi Corp. Equity Incentive Plan.
  10.9  1997 Details, Inc. Equity Incentive Plan. (Previously filed as Exhibit
        10.7 to Registration Statement No. 333-41187, as amended).
  10.10 1996 Employee Stock Option Plan dated December 31, 1996. (Previously filed as Exhibit 10.8 to Registration Statement No. 333-41187, as amended).
  10.11 1996 Performance Stock Option Plan dated December 31, 1996. (Previously filed as Exhibit 10.9 to Registration Statement No. 333-41187, as amended).
  10.12 Real Property Master Lease Agreement dated January 1, 1996. (Previously filed as Exhibit 10.4 to Registration Statement No. 333-41187, as amended).
  10.13 Personal Property Master Lease Agreement dated January 1, 1996.
        (Previously filed as Exhibit 10.5 to Registration Statement No. 333-
        41187, as amended).
  10.14 McMaster Employment Agreement dated September 1, 1995, as amended
        October 28, 1997. (Previously filed as Exhibit 10.10 to Registration
        Statement No. 333-41187, as amended).
  10.15 Gisch Employment Agreement dated September 19, 1995 as amended October
        28, 1997. (Previously filed as Exhibit 10.11 to Registration Statement
        No. 333-41187, as amended).
  10.16 Muse Employment Agreement dated September 1, 1995, as amended October
        28, 1997. (Previously filed as Exhibit 10.12 to Registration Statement
        No. 333-41187, as amended).
  10.17 Wright Employment Agreement dated September 1, 1995, as amended October
        28, 1997. (Previously filed as Exhibit 10.13 to Registration Statement
        No. 333-41187, as amended).
  10.18 Dimick Employment Agreement dated July 23, 1998. (Previously filed as
        Exhibit 10.21 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No.333-41187 and 333-41211).
  10.19 Halvorson Employment Agreement dated July 23, 1998. (Previously filed as Exhibit 10.22 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No.333-41187 and 333-41211).
  10.20 Peters Employment Agreement dated July 23, 1998. (Previously filed as
        Exhibit 10.23 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No.333-41187 and 333-41211).
  10.21 NTI Stock Purchase Agreement dated December 19, 1997. (Previously filed as Exhibit 10.4 to Registration Statement No. 333-41187, as amended).
  10.22 NTI Real Property Lease Agreement dated as of June 15, 1994.
        (Previously filed as Exhibit 10.16 to Registration Statement No. 333-
        41187, as amended).
  10.23 NTI Real Property Lease Agreement dated as of June 15, 1994.
        (Previously filed as Exhibit 10.17 to Registration Statement No. 333-
        41187, as amended).
  10.24 NTI Real Property Lease Agreement dated as of June 15, 1994.
        (Previously filed as Exhibit 10.18 to Registration Statement No. 333-
        41187, as amended).
  10.25 DCI Real Property Lease Agreement dated as of July 22, 1991.
        (Previously filed as Exhibit 10.30 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).
  10.26 DCI Real Property Lease Agreement dated as of March 20, 1997.
        (Previously filed as Exhibit 10.31 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-
        41211).
  10.27 DCI Real Property Lease Agreement dated as of November 12, 1997.
        (Previously filed as Exhibit 10.32 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-
        41211).
  10.28 DCI Real Property Lease Agreement dated as of August 18, 1998.
        (Previously filed as Exhibit 10.33 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-
        41211).
  10.29 Cuplex Real Property Lease Agreement dated as of April 14, 1998.
        (Previously filed as Exhibit 10.34 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-
        41211).

  10.30  Cuplex Real Property Lease Agreement dated as of May 13, 1996.
         (Previously filed as Exhibit 10.35 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).
  10.31  Cuplex Real Property Lease Agreement dated as of November 2, 1995.
         (Previously filed as Exhibit 10.36 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File No. 333-41187 and 333-41211).
  10.32  Indenture dated as of November 18, 1997. (Previously filed as Exhibit
         4.1 to Registration Statement No. 333-41187, as amended).
  10.33 Supplemental Indenture dated as of February 10, 1998. (Previously filed as Exhibit 4.2 to Registration Statement No. 333-41187, as amended).
  10.34  Indenture dated as of November 18, 1997. (Previously filed as Exhibit
         4.1 to Registration Statement No. 333-41211).
  10.35# First Supplemental Indenture dated as of July 23, 1998.
  10.36# Form of Merger Agreement between DDi Corp., a California corporation, and DDi Merger Co., a Delaware corporation.
  10.37# Form of DDi Corp. Employee Stock Purchase Plan.
  10.38# Share Purchase Agreement between the shareholders of MCM Electronics
         Limited and DDi Corp. dated as of March 22, 2000.
  21.1#  Subsidiaries of the registrant.
  23.1#  Consent of PricewaterhouseCoopers LLP regarding DDi Merger Co.
  23.2#  Consent of PricewaterhouseCoopers LLP regarding DDi Corp.
  23.3#  Consent of PricewaterhouseCoopers LLP regarding Dynamic Circuits Inc.
  23.4   Consent of Ropes & Gray (included in the opinion filed as Exhibit
         5.1).
  23.5#  Consent of KPMG Audit Plc regarding Symonds Limited.
  24.1 Power of attorney pursuant to which amendments to this registration statement may be filed (included on the signature page in Part II hereof).
  27.1#  DDi Corp. Financial Data Schedule.

--------
# Previously filed.

   (b) Financial Statement Schedules.

   The schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable or not material, or the information called for thereby is otherwise included in the financial statements and therefore has been omitted.

Item 17. Undertakings.

   The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such manner as requested by the underwriters to permit prompt delivery to each purchaser.

   The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

     (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under "Item 14--Indemnification of Directors and Officers" above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, DDi Corp. has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anaheim, State of California, on this 7th day of April, 2000.

                                          DDi Corp.

                                          By: /s/ Bruce D. McMaster
                                             ----------------------------------
                                          Name: Bruce D. McMaster
                                          Title: Chief Executive Officer

                                    * * * *

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

        /s/ Bruce D. McMaster          President, Chief Executive    April 7, 2000
______________________________________  Officer (Principal
          Bruce D. McMaster             Executive Officer) and
                                        Director

         /s/ Joseph P. Gisch           Chief Financial Officer       April 7, 2000
______________________________________  (Principal Financial and
           Joseph P. Gisch              Accounting Officer)

                  *                    Director                      April 7, 2000
______________________________________
          Charles D. Dimick

                  *                    Director                      April 7, 2000
______________________________________
            David Dominik

                  *                    Director                      April 7, 2000
______________________________________
           Edward W. Conard

              Signature                          Title                   Date
              ---------                          -----                   ----

                  *                    Director                      April 7, 2000
______________________________________
         Stephen G. Pagliuca

                  *                    Director                      April 7, 2000
______________________________________
            Prescott Ashe

                  *                    Director                      April 7, 2000
______________________________________
           Stephen M. Zide

                  *                    Director                      April 7, 2000
______________________________________
            Mark R. Benham

                  *                    Director                      April 7, 2000
______________________________________
         Christopher Behrens

   * See Power of Attorney executed by each such officer and/or director on the Registration Statement on Form S-1 previously filed with the SEC on January 28, 2000, appointing Bruce D. McMaster and Joseph P. Gisch, and each of them singly, as true and lawful attorney-in-fact and agent with full power to sign this and any and all amendments (including post-effective amendments) to this Registration Statement.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, DDi Merger Co. has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anaheim, State of California, on this 7th day of April, 2000.

                                          DDi Merger Co.

                                          By: /s/ Bruce D. McMaster
                                             ----------------------------------
                                          Name: Bruce D. McMaster
                                          Title: Chief Executive Officer

                                    * * * *

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

        /s/ Bruce D. McMaster          President, Chief Executive    April 7, 2000
______________________________________  Officer (Principal
          Bruce D. McMaster             Executive Officer) and
                                        Director

         /s/ Joseph P. Gisch           Chief Financial Officer       April 7, 2000
______________________________________  (Principal Financial and
           Joseph P. Gisch              Accounting Officer)

        /s/ Charles D. Dimick          Director                      April 7, 2000
______________________________________
          Charles D. Dimick

                  *                    Director                      April 7, 2000
______________________________________
            David Dominik

         /s/ Edward W. Conard          Director                      April 7, 2000
______________________________________
           Edward W. Conard

              Signature                          Title                   Date
              ---------                          -----                   ----

       /s/ Stephen G. Pagliuca         Director                      April 7, 2000
______________________________________
         Stephen G. Pagliuca

          /s/ Prescott Ashe            Director                      April 7, 2000
______________________________________
            Prescott Ashe

                  *                    Director                      April 7, 2000
______________________________________
           Stephen M. Zide

                  *                    Director                      April 7, 2000
______________________________________
            Mark R. Benham

                  *                    Director                      April 7, 2000
______________________________________
         Christopher Behrens

   Exhibits:

   Some of the following exhibits have been previously filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act or the Securities Exchange Act. Such exhibits are identified by the parenthetical references following the listing of each such exhibit and are incorporated herein by reference.

       1.1# Form of Underwriting
            Agreement.
       3.1# Form of DDi Corp. Delaware Certificate of
            Incorporation.
       3.2# Form of DDi Corp. Delaware By-
            laws.
       4.1# Stockholders Agreement dated as
            of March   , 2000.
       4.2# Form of certificate representing shares of
            Common Stock.
       5.1# Opinion of Ropes &
            Gray.
      10.1  Amended and Restated Recapitalization Agreement dated as of October 4, 1997.
            (Previously filed as Exhibit 10.2 to Registration Statement No. 333-41187, as
            amended).
      10.2  Stock Contribution and Merger Agreement dated July 23, 1998 by and among Details
            Holding Corp. and Dynamic Circuits Inc. and the Stockholders of Dynamic Circuits
            Inc. (Previously filed as Exhibit 2.1 to Form 8-K dated July 23, 1998).
   10.2.1#  Form of Amendment dated as of March 31, 2000, to the Stock Contribution and
            Merger Agreement dated July 23, 1998 by and among Details Holdings Corp. and
            Dynamic Circuits Inc. and the Stockholders of Dynamic Circuits Inc.
   10.3.1#  Credit Agreement dated as of July 23, 1998, as Amended and Restated as of
            August 28, 1998.
   10.3.2#  First Amendment dated as of March 10, 1999, to the Credit Agreement dated as of
            July 23, 1998, as Amended and Restated as of August 28, 1998.
   10.3.3   Second Amendment dated as of March 22, 2000 to the Credit Agreement dated as of
            July 23, 1998, as Amended and Restated as of August 28, 1998.
      10.4  Details Holdings Corp.--Dynamic Circuits 1996 Stock Option Plan dated as of
            July 23, 1998. (Previously filed as Exhibit 10.6 to the Annual Report on
            Form 10-K for the fiscal year ended December 31, 1998 File No.333-41187 and
            333-41211).
      10.5  Details Holdings Corp.--Dynamic Circuits 1997 Stock Options Plan dated as of
            July 23, 1998. (Previously filed as Exhibit 10.7 to the Annual Report on Form
            10-K for the fiscal year ended December 31, 1998 File No.333-41187 and 333-
            41211).
      10.6  Details Holdings Corp. Bonus Plan dated as of July 23, 1998. (Previously filed as
            Exhibit 10.8 to the Annual Report on Form 10-K for the fiscal year ended December
            31, 1998 File No.333-41187 and 333-41211).
      10.7  Management Agreement dated October 28, 1997. (Previously filed as Exhibit 10.6 to Registration Statement No. 333-41187, as amended).
     10.8#  Form of 2000 DDi Corp. Equity
            Incentive Plan.
      10.9  1997 Details, Inc. Equity Incentive Plan. (Previously filed as Exhibit 10.7 to
            Registration Statement No. 333-41187, as amended).
     10.10  1996 Employee Stock Option Plan dated December 31, 1996. (Previously filed as
            Exhibit 10.8 to Registration Statement No. 333-41187, as amended).
     10.11  1996 Performance Stock Option Plan dated December 31, 1996. (Previously filed as
            Exhibit 10.9 to Registration Statement No. 333-41187, as amended).
     10.12  Real Property Master Lease Agreement dated January 1, 1996. (Previously filed as
            Exhibit 10.4 to Registration Statement No. 333-41187, as amended).
     10.13  Personal Property Master Lease Agreement dated January 1, 1996. (Previously filed as Exhibit 10.5 to Registration Statement No. 333-41187, as amended).
     10.14  McMaster Employment Agreement dated September 1, 1995, as amended October
            28, 1997. (Previously filed as Exhibit 10.10 to Registration Statement No.
            333-41187, as amended).
     10.15  Gisch Employment Agreement dated September 19, 1995 as amended October 28, 1997.
            (Previously filed as Exhibit 10.11 to Registration Statement No. 333-41187, as
            amended).
     10.16  Muse Employment Agreement dated September 1, 1995, as amended October 28, 1997.
            (Previously filed as Exhibit 10.12 to Registration Statement No. 333-41187, as
            amended).
     10.17  Wright Employment Agreement dated September 1, 1995, as amended October 28, 1997.
            (Previously filed as Exhibit 10.13 to Registration Statement No. 333-41187, as
            amended).
     10.18  Dimick Employment Agreement dated July 23, 1998. (Previously filed as Exhibit 10.21 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File
            No.333-41187 and 333-41211).
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         10.19   Halvorson Employment Agreement dated July 23, 1998. (Previously filed as Exhibit
                 10.22 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998
                 File No.333-41187 and 333- 41211).
         10.20   Peters Employment Agreement dated July 23, 1998. (Previously filed as Exhibit 10.23 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 File
                 No.333-41187 and 333-41211).
         10.21   NTI Stock Purchase Agreement dated December 19, 1997. (Previously filed as Exhibit
                 10.4 to Registration Statement No. 333-41187, as amended).
         10.22   NTI Real Property Lease Agreement dated as of June 15, 1994. (Previously filed as
                 Exhibit 10.16 to Registration Statement No. 333-41187, as amended).
         10.23   NTI Real Property Lease Agreement dated as of June 15, 1994. (Previously filed as
                 Exhibit 10.17 to Registration Statement No. 333-41187, as amended).
         10.24   NTI Real Property Lease Agreement dated as of June 15, 1994. (Previously filed as
                 Exhibit 10.18 to Registration Statement No. 333-41187, as amended).
         10.25   DCI Real Property Lease Agreement dated as of July 22, 1991. (Previously filed as
                 Exhibit 10.30 to the Annual Report on Form 10-K for the fiscal year ended December
                 31, 1998 File No. 333-41187 and 333-41211).
         10.26   DCI Real Property Lease Agreement dated as of March 20, 1997. (Previously filed as
                 Exhibit 10.31 to the Annual Report on Form 10-K for the fiscal year ended December
                 31, 1998 File No. 333-41187 and 333-41211).
         10.27   DCI Real Property Lease Agreement dated as of November 12, 1997. (Previously filed as Exhibit 10.32 to the Annual Report on Form 10-K for the fiscal year ended
                 December 31, 1998 File No. 333-41187 and 333-41211).
         10.28   DCI Real Property Lease Agreement dated as of August 18, 1998. (Previously filed as
                 Exhibit 10.33 to the Annual Report on Form 10-K for the fiscal year ended December
                 31, 1998 File No. 333-41187 and 333-41211).
         10.29   Cuplex Real Property Lease Agreement dated as of April 14, 1998. (Previously filed as Exhibit 10.34 to the Annual Report on Form 10-K for the fiscal year ended
                 December 31, 1998 File No. 333-41187 and 333-41211).
         10.30   Cuplex Real Property Lease Agreement dated as of May 13, 1996. (Previously filed as
                 Exhibit 10.35 to the Annual Report on Form 10-K for the fiscal year ended December
                 31, 1998 File No. 333-41187 and 333-41211).
         10.31   Cuplex Real Property Lease Agreement dated as of November 2, 1995. (Previously filed as Exhibit 10.36 to the Annual Report on Form 10-K for the fiscal year ended
                 December 31, 1998 File No. 333-41187 and 333-41211).
         10.32   Indenture dated as of November 18, 1997. (Previously filed as Exhibit 4.1 to
                 Registration Statement No. 333-41187, as amended).
         10.33   Supplemental Indenture dated as of February 10, 1998. (Previously filed as Exhibit
                 4.2 to Registration Statement No. 333-41187, as amended).
         10.34   Indenture dated as of November 18, 1997. (Previously filed as Exhibit 4.1 to
                 Registration Statement No. 333-41211).
         10.35#  First Supplemental Indenture dated as of July 23, 1998.
         10.36#  Form of Merger Agreement between DDi Corp., a California corporation, and DDi
                 Merger Co., a Delaware corporation.
         10.37#  Form of DDi Corp. Employee Stock Purchase Plan.
         10.38#  Share Purchase Agreement between the shareholders of MCM Electronics Limited and
                 DDi Corp. dated as of March 22, 2000.
         21.1#   Subsidiaries of the registrant.
          23.1#  Consent of PricewaterhouseCoopers LLP regarding DDi Merger Co.
          23.2#  Consent of PricewaterhouseCoopers LLP regarding DDi Corp.
          23.3#  Consent of PricewaterhouseCoopers LLP regarding Dynamic Circuits Inc.
          23.4   Consent of Ropes & Gray (included in the opinion filed as Exhibit 5.1).
          23.5#  Consent of KPMG Audit Plc regarding Symonds Limited.
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          24.1  Power of attorney pursuant to which amendments to this registration statement may be filed (included on the signature page in Part II hereof).
          27.1# DDi Corp. Financial Data Schedule.
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* To be filed by amendment.
# Previously filed.